UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

June 20, 2018

Date of Report (Date of earliest event reported)

Essential Properties Realty Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-38530	82-4005693
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

47 Hulfish Street, Suite 210 Princeton, NJ	08542
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (609) 436-0610

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01.	Entry into a Material Definitive Agreement.

On June 25, 2018, Essential Properties Realty Trust, Inc., a Maryland corporation (the “Company”), closed (i) the initial public offering of 32,500,000 shares of the Company’s common stock, $0.01 par value per share (the “Common Stock”), and (ii) the concurrent private placement to an affiliate of Eldridge Industries, LLC (“Eldridge”) of 7,785,611 shares of Common Stock and 1,142,960 units of limited partnership interest (“OP Units”) in Essential Properties, L.P., a Delaware limited partnership and the Company’s operating partnership (the “Operating Partnership” and the “Concurrent Eldridge Private Placement”, respectively). In connection with the initial public offering, the Concurrent Eldridge Private Placement and related formation transactions, the Company entered into the following material agreements and certain other organizational documents, forms of which were previously described in, and filed as exhibits to, the Company’s Registration Statement on Form S-11 and amendments thereto (the “Registration Statement”):

Underwriting Agreement. On June 20, 2018, the Company and the Operating Partnership entered into an underwriting agreement with Goldman Sachs & Co. LLC and Citigroup Global Markets Inc., as representatives of the several underwriters named therein (the “Underwriting Agreement”), to issue and sell 32,500,000 shares of Common Stock, plus an additional 4,875,000 shares issuable upon the exercise in full of the underwriters’ option to purchase additional shares. The Underwriting Agreement contains customary representations, warranties and covenants among the parties. These representations, warranties and covenants are not representations of factual information to investors about the Company and the Operating Partnership or their respective subsidiaries, and the sale of Common Stock pursuant to the Underwriting Agreement is not a representation that there has not been any change in the condition of the Company or the Operating Partnership. A copy of the Underwriting Agreement is attached hereto as Exhibit 1.1 and incorporated herein by reference.

Agreement of Limited Partnership. Essential Properties OP G.P., LLC, a Delaware limited liability company and a wholly-owned subsidiary of the Company, as sole general partner of the Operating Partnership (the “General Partner”), entered into an agreement of limited partnership (the “Agreement of Limited Partnership”), effective June 25, 2018. As described in the Registration Statement, the Operating Partnership is structured to make distributions with respect to OP Units that will be equivalent to the distributions made to the Company’s common stockholders. The Agreement of Limited Partnership permits limited partners in the Operating Partnership to redeem their OP Units for cash or, at the Company’s election, Common Stock on a one-for-one basis beginning one year after the date of issuance. The Company is the sole member of the General Partner, and currently owns approximately 68.3% of the OP Units in the Operating Partnership. Except as otherwise expressly provided in the Agreement of Limited Partnership, the General Partner has the exclusive power to manage and conduct the business of the Operating Partnership. Consequently, the Company, as the sole member of the General Partner, has full power and authority to do all things it deems necessary or desirable to conduct the business of the Operating Partnership, as set forth in the Agreement of Limited Partnership. A copy of the Agreement of Limited Partnership is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Stockholders Agreement. The Company entered into a stockholders agreement with Eldridge, and other stockholders who may become a party thereto, effective as of June 25, 2018 (the “Stockholders Agreement”), providing for certain governance rights and other matters relating to the Company, and setting forth the respective rights and obligations of such stockholders following the Company’s initial public offering. A copy of the Stockholders Agreement is attached hereto as Exhibit 10.2 and incorporated herein by reference.

Registration Rights Agreement. The Company also entered into a registration rights agreement with affiliates of Eldridge and other stockholders who may become a party thereto, effective as of June 25, 2018 (the “Registration Rights Agreement”), pursuant to which such stockholders shall have certain registration rights with respect to resales of Common Stock held by affiliates of Eldridge purchased in the Concurrent Eldridge Private Placement and Common Stock that may be received upon exchange of OP Units. A copy of the Registration Rights Agreement is attached hereto as Exhibit 10.3 and incorporated herein by reference.

Indemnification Agreements. The Company entered into indemnification agreements with each of the Company’s directors and executive officers effective as of June 25, 2018. These agreements provide, in general, that the Company will indemnify the applicable executive officer and director to the fullest extent permitted by law in connection with their service to the Company or on the Company’s behalf. A copy of each indemnification agreement is attached hereto as Exhibits 10.4 through 10.13 and incorporated herein by reference.

Revolving Credit Facility. On June 25, 2018, the Company and the Operating Partnership entered into an agreement with a group of lenders for a senior unsecured revolving credit facility (the “Revolving Credit Facility”) in the maximum aggregate initial original principal amount of up to $300 million. Barclays Bank PLC, Citigroup Global Markets Inc. and Goldman Sachs Bank USA are joint lead arrangers, with Barclays Bank PLC acting as administrative agent.

The Revolving Credit Facility has a term of four years with an extension option of up to 12-months exercisable by the Company, subject to certain conditions, and initially bears interest at an annual rate of applicable LIBOR plus the applicable margin. The applicable LIBOR will be the rate with a term equivalent to the interest period applicable to the relevant borrowing. The applicable margin will initially be a spread set according to a leverage-based pricing grid. At the Company’s election, on and after receipt of an investment grade corporate credit rating from Standard & Poor’s (“S&P”) or Moody’s Investment Services, Inc. (“Moody’s”), the applicable margin will be a spread set according to the Company’s corporate credit ratings by S&P and/or Moody’s. The facility is freely prepayable at any time and is mandatorily prepayable by the Company if borrowings exceed the borrowing base or the facility limit. The Company may re-borrow amounts paid down, subject to customary borrowing conditions. The Company is required to pay revolving credit fees throughout the term of the facility based upon its usage of the facility, at a rate which depends on its usage of the facility during the period before the Company receives an investment grade corporate credit rating from S&P or Moody’s, and which rate shall be based on the corporate credit rating from S&P and/or Moody’s after the time, if applicable, the Company receives such a rating. However, there can be no assurance that the Company will receive an investment grade corporate rating from S&P and/or Moody’s. The facility has an accordion feature to increase, subject to certain conditions, the maximum availability of the facility by up to $200 million.

The Operating Partnership is the borrower under the facility, and the Company and each of its subsidiaries that owns a direct or indirect interest in an eligible real property asset are guarantors under the facility. The Company is subject to financial covenants under the facility, including maintaining: a limitation on total consolidated leverage of not more than 60% of the Company’s total consolidated assets with a step up on two non-consecutive occasions to 65%, at the Company’s election, for two consecutive quarters each following a material acquisition; a consolidated fixed charge coverage ratio of at least 1.50x; a consolidated tangible net worth of at least 75% of the Company’s tangible net worth at the date of the facility plus 75% of future net equity proceeds; a consolidated secured leverage ratio of not more than 50% of the Company’s total consolidated assets; a secured recourse debt ratio of not more than 10% of the Company’s total consolidated assets; an unencumbered leverage ratio of not more than 60% of the Company’s consolidated unencumbered assets with a step up on two non-consecutive occasions to 65%, at the Company’s election, for two consecutive quarters each following a material acquisition; and an unencumbered interest coverage ratio of at least 1.75x. Additionally, the Revolving Credit Facility restricts the Company’s ability to pay distributions to its stockholders under certain circumstances. However, the Company may make distributions to the extent necessary to qualify or maintain its qualification as a REIT under the Internal Revenue Code of 1986, as amended (the “Code”). The Revolving Credit Facility contains certain covenants that, subject to exceptions, limit or restrict the Company’s incurrence of indebtedness and liens, disposition of assets, transactions with affiliates, mergers and fundamental changes, modification of organizational documents, changes to fiscal periods, making of investments, negative pledge clauses and lines of business and REIT qualification. A copy of the Revolving Credit Facility is attached hereto as Exhibit 10.14 and incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Employment Agreements. Effective as of June 25, 2018, each of the following executive officers entered into an employment agreement with the Company, setting forth the position, duties, compensation, benefits, term of employment and other terms and conditions relating to such executive officer’s employment:

Name	Position
Peter M. Mavoides (age 51)	President and Chief Executive Officer

Gregg A. Seibert (age 54)	Executive Vice President, Chief Operating Officer and Secretary

Hillary P. Hai (age 37)	Senior Vice President, Chief Financial Officer and Treasurer

The employment agreements are attached hereto as Exhibits 10.15 through Exhibit 10.17 and are incorporated herein by reference. For biographical information on the aforementioned executive officers, see “Management—Biographical Summaries of Director Nominees and Executive Officers” in the Registration Statement.

Indemnification Agreements. In addition, each of the Company’s executive officers and each of the directors of the Company has entered into an indemnification agreement with the Company effective as of June 25, 2018, copies of which are attached hereto as Exhibits 10.4 through 10.13 and incorporated herein by reference. These agreements provide, in general, that the Company will indemnify the applicable executive officer and director to the fullest extent permitted by law in connection with their service to the Company or on the Company’s behalf.

2018 Incentive Award Plan. Effective as of June 19, 2018, the Company adopted its 2018 Incentive Award Plan (the “Plan”), attached hereto as Exhibit 10.18 and incorporated herein by reference. The purposes of the Plan are to align the interests of the Company’s stockholders and those eligible for awards, to attract and retain officers, directors, employees, and other service providers, and to motivate award recipients to act in the long-term best interests of the Company and its stockholders. The Plan provides for the grant of incentive stock options, within the meaning of Section 422 of the Code, nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units, other stock awards, performance awards and LTIP units. Officers, employees, non-employee directors, consultants, independent contractors and agents who provide services to the Company or to any subsidiary of the Company are eligible to receive such awards. Subject to certain adjustments set forth in the Plan, the number of shares of the Company’s Common Stock that are reserved and available for issuance pursuant to awards granted under the Plan is equal to 3,550,000 shares. 691,290 shares of restricted Common Stock have been issued under the Plan as of the date hereof.

Board of Directors. On June 20, 2018, Mr. Scott A. Estes was elected to the Board of Directors of the Company concurrent with the effectiveness of the Registration Statement. Mr. Estes serves on the Company’s Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee. There are no arrangements or understandings between Mr. Estes and any other person pursuant to which he was selected to serve as a director of the Company.

As of June 25, 2018, Messrs. Paul T. Bossidy, Todd J. Gilbert, Anthony D. Minella, Stephen D. Sautel and Ms. Joyce DeLucca were elected to the Board of Directors of the Company in connection with the closing of the Company’s initial public offering. Mr. Bossidy is the Chairman of the Company’s Board of Directors. Mr. Sautel and Ms. DeLucca will serve on the Company’s Audit Committee. Messrs. Bossidy and Sautel and Ms. DeLucca will serve on the Company’s Compensation Committee. Messrs. Bossidy and Sautel will serve on the Company’s Nominating and Corporate Governance Committee. There are no arrangements or understandings between Mr. Bossidy or Ms. DeLucca and any other person pursuant to which such director was selected to serve as a director of the Company. Messrs. Gilbert, Minella and Sautel were nominated by Eldridge pursuant to the Stockholders Agreement and elected to the Board of Directors of the Company.

Biographical information regarding the directors, equity awards made to eligible non-employee directors, a description of the material terms of the directors’ annual compensation and relationships required to be disclosed pursuant to Item 404(a) of Regulation S-K have previously been reported by the Company in the Registration Statement.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Articles of Amendment and Restatement. On June 19, 2018, the Company filed with the State Department of Assessments and Taxation of Maryland its Articles of Amendment and Restatement, amending and restating the Company’s original Articles of Incorporation filed and dated January 12, 2018. A copy of the Company’s Articles of Amendment and Restatement, which became effective on the filing date of June 19, 2018, is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Amended and Restated Bylaws. The Company also adopted its Amended and Restated Bylaws effective June 25, 2018, amending its original Bylaws dated January 12, 2018. A copy of the Company’s Amended and Restated Bylaws dated June 25, 2018 is attached hereto as Exhibit 3.2 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of June 20, 2018, among the Company and the Operating Partnership, on the one hand, and Goldman Sachs & Co. LLC and Citigroup Global Markets Inc., as representatives of the several underwriters named therein, on the other hand

3.1	Articles of Amendment and Restatement of the Company, dated as of June 19, 2017

3.2	Amended and Restated Bylaws of the Company

10.1	Agreement of Limited Partnership of Essential Properties, L.P., dated as of June 25, 2018

10.2	Stockholders Agreement among Essential Properties Realty Trust, Inc. and the persons named therein, dated as of June 25, 2018.

10.3	Registration Rights Agreement among Essential Properties Realty Trust, Inc. and the persons named therein, dated as of June 25, 2018.

10.4	Indemnification Agreement between Essential Properties Realty Trust, Inc. and Paul T. Bossidy, dated as of June 25, 2018.

10.5	Indemnification Agreement between Essential Properties Realty Trust, Inc. and Daniel P. Donlan, dated as of June 25, 2018.

10.6	Indemnification Agreement between Essential Properties Realty Trust, Inc. and Joyce DeLucca, dated as of June 25, 2018.

10.7	Indemnification Agreement between Essential Properties Realty Trust, Inc. and Scott A. Estes, dated as of June 25, 2018.

10.8	Indemnification Agreement between Essential Properties Realty Trust, Inc. and Todd J. Gilbert, dated as of June 25, 2018.

10.9	Indemnification Agreement between Essential Properties Realty Trust, Inc. and Hillary P. Hai, dated as of June 25, 2018.

10.10	Indemnification Agreement between Essential Properties Realty Trust, Inc. and Peter M. Mavoides, dated as of June 25, 2018.

10.11	Indemnification Agreement between Essential Properties Realty Trust, Inc. and Anthony D. Minella, dated as of June 25, 2018.

10.12	Indemnification Agreement between Essential Properties Realty Trust, Inc. and Stephen D. Sautel, dated as of June 25, 2018.

10.13	Indemnification Agreement between Essential Properties Realty Trust, Inc. and Gregg A. Seibert, dated as of June 25, 2018.

10.14	Revolving Credit Agreement, dated as of June 25, 2018, among the Company, the Operating Partnership, the several lenders from time to time parties thereto, Barclays Bank PLC, Citigroup Global Markets Inc. and Goldman Sachs Bank USA.

10.15†	Employment Agreement among Essential Properties Realty Trust, Inc. and Peter M. Mavoides, effective as of June 25, 2018.

10.16†	Employment Agreement among Essential Properties Realty Trust, Inc. and Gregg A. Seibert, effective as of June 25, 2018.

10.17†	Employment Agreement among Essential Properties Realty Trust, Inc. and Hillary P. Hai, effective as of June 25, 2018.

10.18†	Essential Properties Realty Trust, Inc. 2018 Incentive Award Plan, effective as of June 19, 2018.

†	Indicates management contract or compensatory plan.

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of June 20, 2018, among the Company and the Operating Partnership, on the one hand, and Goldman Sachs & Co. LLC and Citigroup Global Markets Inc., as representatives of the several underwriters named therein, on the other hand

3.1	Articles of Amendment and Restatement of the Company, dated as of June 19, 2017

3.2	Amended and Restated Bylaws of the Company

10.1	Agreement of Limited Partnership of Essential Properties, L.P., dated as of June 25, 2018

10.2	Stockholders Agreement among Essential Properties Realty Trust, Inc. and the persons named therein, dated as of June 25, 2018.

10.3	Registration Rights Agreement among Essential Properties Realty Trust, Inc. and the persons named therein, dated as of June 25, 2018.

10.4	Indemnification Agreement between Essential Properties Realty Trust, Inc. and Paul T. Bossidy, dated as of June 25, 2018.

10.5	Indemnification Agreement between Essential Properties Realty Trust, Inc. and Daniel P. Donlan, dated as of June 25, 2018.

10.6	Indemnification Agreement between Essential Properties Realty Trust, Inc. and Joyce DeLucca, dated as of June 25, 2018.

10.7	Indemnification Agreement between Essential Properties Realty Trust, Inc. and Scott A. Estes, dated as of June 25, 2018.

10.8	Indemnification Agreement between Essential Properties Realty Trust, Inc. and Todd J. Gilbert, dated as of June 25, 2018.

10.9	Indemnification Agreement between Essential Properties Realty Trust, Inc. and Hillary P. Hai, dated as of June 25, 2018.

10.10	Indemnification Agreement between Essential Properties Realty Trust, Inc. and Peter M. Mavoides, dated as of June 25, 2018.

10.11	Indemnification Agreement between Essential Properties Realty Trust, Inc. and Anthony D. Minella, dated as of June 25, 2018.

10.12	Indemnification Agreement between Essential Properties Realty Trust, Inc. and Stephen D. Sautel, dated as of June 25, 2018.

10.13	Indemnification Agreement between Essential Properties Realty Trust, Inc. and Gregg A. Seibert, dated as of June 25, 2018.

10.14	Revolving Credit Agreement, dated as of June 25, 2018, among the Company, the Operating Partnership, the several lenders from time to time parties thereto, Barclays Bank PLC, Citigroup Global Markets Inc. and Goldman Sachs Bank USA.

10.15†	Employment Agreement among Essential Properties Realty Trust, Inc. and Peter M. Mavoides, effective as of June 25, 2018.

10.16†	Employment Agreement among Essential Properties Realty Trust, Inc. and Gregg A. Seibert, effective as of June 25, 2018.

10.17†	Employment Agreement among Essential Properties Realty Trust, Inc. and Hillary P. Hai, effective as of June 25, 2018.

10.18†	Essential Properties Realty Trust, Inc. 2018 Incentive Award Plan, effective as of June 19, 2018.

†	Indicates management contract or compensatory plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Essential Properties Realty Trust, Inc.

Dated: June 26, 2018

	By:	/s/ Peter M. Mavoides
Peter M. Mavoides
President and Chief Executive Officer